UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Yellow Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YELLOW YELLOW CORPORATION 501 COMMERCE STREET, SUITE 1120 NASHVILLE, TN 37203 Your Vote Counts! YELLOW CORPORATION 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET V11755-P91295 You invested in YELLOW CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 14, 2023 10:00 AM CT 501 Commerce Street Suite 1120 Nashville, TN 37203 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Matthew A. Doheny	For
1b. Javier L. Evans	For
1c. Darren D. Hawkins	For
1d. James E. Hoffman	For
1e. Shaunna D. Jones	For
1f. Susana Martinez	For
1g. David S. McClimon	For
1h. Patricia M. Nazemetz	For
1i. Chris T. Sultemeier	For
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2023.	For
3. Advisory vote to approve the compensation of our named executive officers.	For
4. Advisory vote to recommend the frequency of the stockholder vote to approve the compensation of our named executive officers.	1 Year

NOTE: Transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

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V11756-P91295